Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

MANAGERS TRUST II

MANAGERS SHORT DURATION GOVERNMENT FUND

MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND

Supplement dated October 18, 2013 to the Prospectus dated May 1, 2013 and supplemented on October 4, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (the “Funds”), each a series of Managers Trust II (the “Trust”), contained in the Funds’ prospectus dated May 1, 2013, as supplemented October 4, 2013 (the “Prospectus”).

Effective October 21, 2013, the section titled “Your Account” on page 15 of the Prospectus is hereby amended by adding the following new paragraph after the first paragraph:

Current net asset values per share for each Fund are available on the Funds’ website at www.managersinvest.com.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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